American Beacon Holland Large Cap Growth Fund

Supplement dated January 8, 2013
to the
Statement of Additional Information dated March 23, 2012

The information below supplements the Statement of Additional Information dated March 23, 2012 and is in addition to any other supplement(s):

The following section is added after the Depository Receipts section on page 3:

Derivatives - Generally a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset, currency, or market index. Some “derivatives” such as mortgage-related securities (“MBS”) and other asset-backed securities (“ABS”) are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

The enactment of the Dodd-Frank Act resulted in historic and comprehensive statutory reform of derivatives, including the manner in which they are designed, negotiated, reported, executed, settled (or “cleared”) and regulated. The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (“CFTC”) to establish new regulations with respect to derivatives defined as security-based swaps (e.g., derivatives based on an equity) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade.  In addition, it subjected all swaps and security-based swaps to CFTC and SEC jurisdiction, respectively.

Following the enactment of the Dodd-Frank Act, the CFTC amended Regulation 4.5.  Historically, advisers of registered investment companies, including the Fund, have been excluded from regulation as commodity pool operators (“CPOs”) pursuant to CFTC Regulation 4.5, whether they directly traded commodity interests (such as futures contracts) or, like the Fund, merely invested in securitization vehicles that themselves may trade commodity interests such that a Fund may be deemed indirectly to be trading commodity interests.  The CFTC amendments dramatically narrowed the Regulation 4.5 exclusion.

Under the amended Regulation 4.5 exclusion, a Fund’s commodity interest trading – other than trading done for bona fide hedging purposes (as defined by the CFTC) – must be limited such that the aggregate initial margin and premiums required to establish the commodity interest positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options  that are “in-the-money” at the time of purchase) does not exceed 5% of the Fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions).  Further, to qualify for the exclusion in amended Regulation 4.5, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests.

Amended Regulation 4.5 was effective on April 24, 2012, but the compliance date for advisers to existing funds, such as the Fund, is January 1, 2013.  However, the Manager is not registered as a commodity pool operator (“CPO”) in reliance on the delayed compliance date provided by No-Action Letter 12-38 of the Division of Swap Dealer and Intermediary Oversight (“Division”) of the Commodity Futures Trading Commission (“CFTC”).  Pursuant to this letter, the Manager is not required to register as a CPO, or rely on an exemption from registration, until the later of June 30, 2013 or six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exemption in CFTC Regulation 4.5 (the “Deadline”).  Such guidance is expected to clarify how to calculate compliance with the thresholds given the Fund’s investments in investment vehicles, such as securitization vehicles, which may cause a Fund to be deemed to be indirectly trading commodity interests.  Prior to the Deadline, the Manager will determine whether it must register as a CPO or whether it may rely on an exemption or exclusion with respect to the Fund.  If the Manager determines that it can rely on the exclusion in Regulation 4.5 with respect to the Fund, the Manager will reaffirm its current Regulation 4.5 exclusion, as previously filed, and comply with the thresholds in Regulation 4.5 with respect to any other commodity interests in the Fund’s portfolio.

Derivatives may involve significant risk. They may be illiquid and may be more volatile than other types of investments. The Fund may buy derivatives not traded on an exchange which may be subject to heightened liquidity and valuation risk.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE